DIVERSIFIED INVESTORS PORTFOLIOS
                              4 Manhattanville Road
                               Purchase, NY 10577


February __, 1996


Dear Investor:


On Friday, March 8, 1996 at 11:00 a.m. we will hold a special meeting of holders of beneficial interests in Growth & Income Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), to vote on an important proposal relating to the Portfolio.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Item 1 has been carefully considered by the Board of Trustees of the Trust, which is responsible for protecting your interests as a holder of beneficial interests. The Board of Trustees of the Trust believes that the proposal described as Item 1 is fair and reasonable and recommends that you vote in favor of such proposal.

The proposals you will vote on for the Portfolio are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Putnam Advisory Company, Inc.

     ITEM 2. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

After you have voted on Item 1, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This is your opportunity to voice your opinion on matters affecting the Portfolio. Your participation is extremely important, no matter the size of the beneficial interest you own.

We appreciate your prompt response.  Thank you.

Sincerely,

Robert F. Colby
Secretary

                            GROWTH & INCOME PORTFOLIO
                  a series of Diversified Investors Portfolios
                              4 Manhattanville Road
                            Purchase, New York 10577
                            Telephone: (914) 697-8000

          NOTICE OF SPECIAL MEETING OF HOLDERS OF BENEFICIAL INTERESTS

                            To be held March 8, 1996

A Special Meeting of Holders of Beneficial Interests in GROWTH & INCOME PORTFOLIO (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on March 8, 1996 at 11:00 a.m., Eastern Time, for the following purposes:

     ITEM 1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Putnam Advisory Company, Inc.

     ITEM 2. To transact such other business as may properly come before the Special Meeting of Holders of Beneficial Interests and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

Only holders of beneficial interests of record on January 22, 1996 will be entitled to vote at the Special Meeting of Holders of Beneficial Interests and at any adjournments thereof.

                                    Robert F. Colby, Secretary
February __, 1996


YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help avoid the additional expenses of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience.

                            GROWTH & INCOME PORTFOLIO
                  a series of Diversified Investors Portfolios
                              4 Manhattanville Road
                            Purchase, New York 10577
                            Telephone: (914) 697-8000

                                 PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of Diversified Investors Portfolios (the "Trust") on behalf of Growth & Income Portfolio (the "Portfolio"), a series of the Trust, on or about February 15, 1996. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the special meeting of holders of beneficial interests in the Portfolio, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on March 8, 1996, 11:00 a.m., Eastern Time (the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting.

The Portfolio is one of the eleven series of the Trust, which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993. The Portfolio was designated as a separate series of the Trust on September 1, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577.

The Portfolio commenced operations on January 3, 1994. The annual report for the Portfolio for the period ended December 31, 1994, including audited financial statements, and the semi-annual report for the Portfolio for the period ended June 30, 1995 have previously been sent to holders of beneficial interests and are available upon request without charge by contacting [insert name and address] or by calling the Trust toll-free at (800) 926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, the beneficial interest represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, the beneficial interest will be voted for proposed Item 1. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Item 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those beneficial interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to Item 1 for the proposed adjournment, unless directed to disapprove the item, in which case such beneficial interests will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding beneficial interests of the Portfolio entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Item 1.

The cost of soliciting proxies in the accompanying form, including the fees of a proxy soliciting agent, will be borne by Diversified Investment Advisors, Inc., a Delaware corporation described below. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. Diversified Investment Advisors, Inc. may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on January 22, 1996 has been fixed as the Record Date for the determination of holders of beneficial interests entitled to notice of and to vote at the Meeting. [$______________] of beneficial interests in the Portfolio were outstanding as of the close of business on the Record Date. Holders of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests bear to the total beneficial interests in the Trust.

INTERESTS OF CERTAIN PERSONS

As of the Record Date, no Trustees or officers of the Trust owned beneficially or had the right to vote any beneficial interests in the Portfolio.

As of the Record Date, the following persons owned of record or had the right to vote 5% or more of the outstanding beneficial interests in the Portfolio:

Name and Address                   Amount and Nature            Percent of
of Record Owner                    of Record Ownership         eficial Interests


AUSA Life Insurance Company, Inc.  [$___________] of                [____%]
4 Manhattanville Road              beneficial interests
Purchase, New York 10577           held in separate accounts

The Mutual Life Insurance          [$____________] of               [____%]
  Company of New York              beneficial interests
1740 Broadway                      held in separate accounts
New York, New York 10019

SUBMISSION OF CERTAIN PROPOSALS

The Trust is a trust formed under the laws of the State of New York, and as such is not required to hold annual meetings of holders of beneficial interests, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Proposals of holders of beneficial interests to be presented at any subsequent meeting of holders of beneficial interests must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

ITEM 1.  APPROVAL OR DISAPPROVAL OF PUTNAM INVESTMENT SUBADVISORY AGREEMENT


BACKGROUND

The Portfolio is a HubSM fund within a two-tier, master/feeder mutual fund structure, also referred to as a Hub and Spoke(R) structure. Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an

Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects, subject to the review and approval of the Board of Trustees of the Trust, an appropriate subadviser to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees of the Trust and reviews such subadviser's continued performance.

Munder Capital Management ("Munder") is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. Prior to November 13, 1995, Munder served as the investment subadviser of the Portfolio pursuant to an Investment Subadvisory Agreement between Munder and the Adviser (the "Munder Investment Subadvisory Agreement"). The Munder Investment Subadvisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to the Munder Investment Subadvisory Agreement (the "Independent Trustees") on January 25, 1995, and was approved by the holders of beneficial interests in the Portfolio on April 24, 1995, in connection with a corporate reorganization of Munder.

At a meeting of the Board of Trustees of the Trust held on November 7, 1995, the Board reviewed, at the Adviser's request, certain investment strategies for the Portfolio. The Board authorized the Adviser to terminate the Munder Investment Subadvisory Agreement and enter into a new subadvisory agreement with Putnam Advisory Company, Inc. ("Putnam"). The Adviser terminated the Munder Investment Subadvisory Agreement effective November 13, 1995. The Adviser also entered into an Investment Subadvisory Agreement with Putnam dated as of November 13, 1995 (the "Putnam Investment Subadvisory Agreement").

In accordance with the requirements of the 1940 Act, the Putnam Investment Subadvisory Agreement must be approved by the holders of beneficial interests in the Portfolio.

THE MUNDER AND THE PUTNAM INVESTMENT SUBADVISORY AGREEMENTS

The terms of the Putnam Investment Subadvisory Agreement are similar to those of the Munder Investment Subadvisory Agreement, with the exception of the identity of the service provider, the effective dates and termination dates and the compensation payable to the service provider by the Adviser. A description of the investment advisory fees to be paid to Putnam by the Adviser is set forth below under the caption "Investment Advisory Fees." The Putnam Investment Subadvisory Agreement became effective on November 13, 1995 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect for a two-year period from November 7, 1995, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Putnam Investment Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. The Putnam Investment Subadvisory Agreement may also be terminated by Putnam upon 90 days' advance written notice to the Adviser. The Putnam Investment Subadvisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the Putnam Investment Subadvisory Agreement, as under the Munder Investment Subadvisory Agreement, Putnam will furnish continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. [Investment management decisions of Putnam will be made by committee and not by managers individually.] Putnam will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Like the Munder Investment Subadvisory Agreement, the Putnam Investment Subadvisory Agreement provides that Putnam shall be responsible only for managing the assets of the Portfolio in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of Putnam's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and brokers and commission merchants, fines, taxes, penalties and interest; provided, however that the Adviser shall not be required to indemnify Putnam for any such liability arising out of Putnam's negligence, bad faith, malfeasance or disregard of its duties in providing management services under the agreement.

Holders of beneficial interests should refer to Exhibit A attached hereto for the complete terms of the Putnam Investment Subadvisory Agreement, and the description of the Putnam Investment Subadvisory Agreement set forth herein is qualified in its entirety by the provisions of the Putnam Investment Subadvisory Agreement as set forth in such Exhibit.

INVESTMENT ADVISORY FEES

Under the Putnam Investment Subadvisory Agreement, the Adviser (not the Portfolio) pays Putnam for its services on the basis of the annual fee schedule set forth below:

                               Putnam Fee Schedule

                    .30% of first $100,000,000 of net assets
                  .20% of net assets in excess of $100,000,000

Net assets are equal to the market value of the Portfolio. Fees will be calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees will be paid by the Adviser quarterly.

Under the Munder Investment Subadvisory Agreement, the Adviser (not the Portfolio) paid Munder for its services on the basis of the annual fee schedule set forth below:

                               Munder Fee Schedule

                     .50% of first $50,000,000 of net assets
                     .30% of next $25,000,000 of net assets
                   .25% of net assets in excess of $75,000,000

Net assets were equal to the market value of the Portfolio. Fees were calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve. Fees were paid by the Adviser quarterly.

Approval of the Putnam Investment Subadvisory Agreement will have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser. The Adviser, not the Portfolio, pays investment advisory fees to Putnam as a subadviser to the Portfolio. Putnam will receive from the Adviser a lower level of compensation than the Adviser would have paid to Munder under the Munder Investment Subadvisory Agreement. Because Putnam will receive a lower level of fees from the Adviser, the Adviser will be able to retain more of the fees paid to it by the Portfolio.

Fees accrued to Munder for services provided pursuant to the Munder Investment Subadvisory Agreement for the period from January 1, 1995 to November 13, 1995 were [$_________]. Neither Munder nor any affiliated person of Munder nor any affiliated person of such person received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1995. There were no other material payments by the Adviser or the Portfolio to Munder, any affiliated person of Munder, or any affiliated person of such person, during the fiscal year of the Portfolio ended December 31, 1995.

Fees that would have accrued to Putnam for services provided pursuant to the Putnam Investment Subadvisory Agreement for the period from January 1, 1995 to November 13, 1995, had the Putnam Investment Subadvisory Agreement been in effect for such period, would have been [$_________], a [____%] decrease in the amount of fees paid to Munder for such period under the Munder Investment Subadvisory Agreement.

As of December 31, 1995, the Portfolio had net assets of [$________________].

For the most recently completed fiscal year of the Portfolio, no commissions were paid to any broker that (i) is an affiliated person of the Portfolio, or
(ii) is affiliated with any such person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Munder, Putnam, or the administrator or distributor of the Portfolio.

INFORMATION REGARDING PUTNAM

Putnam, a Massachusetts corporation, was formed in 1937 and is a wholly-owned subsidiary of Marsh & McLennon Companies Inc., a [_______] corporation ("Marsh"). The principal address of Putnam is One Post Office Square, Boston, MA 02109. The principal address of Marsh is [________]. [Insert information regarding ownership of Marsh.] Total assets under management by Putnam for growth and income clients at December 31, 1995 were approximately $2.9 billion, $1.2 billion of which were assets of registered investment companies.

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Putnam. The principal business address of each director and principal executive officer, as it relates to his or her duties at Putnam, is the same as that of Putnam.

                     POSITION AND OFFICES         OTHER BUSINESS, PROFESSION
NAME                 WITH PUTNAM                  VOCATION, EMPLOYMENT


Lawrence J. Lasser   Director and President    -  President, Chief Executive Officer and
                                                  Director
                                                  Putnam Investments Inc.
                                                  One Post Office Square
                                                  Boston, Massachusetts 02109







                                               -  Director
                                                  Marsh & McLennan Companies, Inc.
                                                  1166 Avenue of the Americas,
                                                  New York, New York 10036

                                               -  Trustee and Vice President
                                                  The Putnam Funds
                                                  One Post Office Square
                                                  Boston, Massachusetts 02109

                                               -  Director
                                                  Inroads/Central New England, Inc.
                                                  99 Bedford Street
                                                  Boston, Massachusetts 02109

Thomas J. Lucey      Director and Senior       -  Senior Managing Director and
                     Managing Director            Chief of Institutional Business
                                                  Putnam Investments Inc.
                                                  One Post Office Square
                                                  Boston, Massachusetts 02109

Steven Spiegel       Director and Senior       -  Director and Senior Managing Director of
                     Managing Director            Putnam Investments, Inc.
                                                  From 1977 to 1994
                                                  Officer of Lehman Brothers

John C. Talanian     Director                  -  Managing Director and Director
                                                  Putnam Investments, Inc.
                                                  One Post Office Square
                                                  Boston, Massachusetts 02109

Takehiko Watanabe    Director                  -  Managing Director and General Manager
                                                  Business Development
                                                  Putnam Investments, Inc.
                                                  One Post Office Square
                                                  Boston, Massachusetts 02109

There have been no purchases or sales of any interests in Putnam or Marsh or any of Putnam's or Marsh's subsidiaries since the beginning of the most recently completed fiscal year by any of the Trustees of the Trust. No officer or Trustee of the Trust is an officer, employee, director or shareholder of Putnam or has any other material direct or indirect interest in Putnam or any other person controlling, controlled by or under common control with Putnam. Since January 1, 1995, none of the Trustees of the Trust has had any material interest, direct or indirect, in any material transaction, or in any material proposed transaction, to which Putnam, Marsh or any subsidiary of Putnam or Marsh was or is to be a party.

Other investment companies having a similar investment objective as the Portfolio for which Putnam serves as an investment adviser or subadviser and the rates of Putnam's compensation therefor, are set forth in Exhibit B attached hereto.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust authorized the Adviser to terminate the Munder Investment Subadvisory Agreement and approved the Putnam Investment Subadvisory Agreement at a meeting held on November 7, 1995.

Before authorizing the Adviser to terminate the Munder Investment Subadvisory Agreement or approving the Putnam Investment Subadvisory Agreement, the Board of Trustees of the Trust considered information with respect to Munder's performance under the Munder Investment Subadvisory Agreement and whether the Putnam Investment Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Trustees considered the nature and quality of services expected to be provided by Putnam and reviewed and discussed information regarding fees, expense rates and performance. In evaluating Putnam's ability to provide services to the Portfolio, the Trustees considered information as to Putnam's business organization, financial resources, personnel and other matters. The Trustees compared the investment performance of certain accounts advised by Putnam having investment objectives similar to the Portfolio as compared to various benchmarks and to the investment performance of the Portfolio's assets as managed by Munder. The Trustees also compared the amount of fees to be paid to Putnam by the Adviser under the Putnam Investment Subadvisory Agreement to the amount of fees paid to Munder by the Adviser under the Munder Investment Subadvisory Agreement.

The Board of Trustees of the Trust also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, Putnam may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Putnam. Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and Putnam, Putnam has advised that such information is, in its opinion, only supplementary to Putnam's own research activities and the information must still be analyzed, weighed and reviewed by Putnam. It was noted that such information may be useful to Putnam in providing services to clients other than the Portfolio. Conversely, it was noted that information provided to Putnam by brokers and dealers through whom other clients of Putnam effect securities transactions may be useful to Putnam in providing services to the Portfolio.

Based upon its review, the Board of Trustees of the Trust concluded that (a) for relevant periods Munder's investment performance underperformed both the performance of relevant benchmarks and Putnam's performance in managing assets of growth and income clients, (b) the terms of the Putnam Investment Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in the Putnam Investment Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously authorized the Adviser to terminate the Munder Investment Subadvisory Agreement, approved the Putnam Investment Subadvisory Agreement and voted to recommend its approval by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of the Putnam Investment Subadvisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a

"majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or
(b) more than 50% of the issuer's outstanding voting securities. In the event that the Putnam Investment Subadvisory Agreement does not receive the requisite approval of the holders of beneficial interests, the Adviser would negotiate a new investment subadvisory agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE HOLDERS OF BENEFICIAL INTERESTS IN THE PORTFOLIO VOTE FOR APPROVAL OF THE PUTNAM INVESTMENT SUBADVISORY AGREEMENT.

                             ITEM 2.  OTHER BUSINESS

The management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ADDITIONAL INFORMATION

The Portfolio's exclusive Placement Agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577. YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          By Order of the Board of Trustees,


                          Robert F. Colby, Secretary

February __, 1996

                                                                       EXHIBIT A


                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of November 13, 1995, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and the Putnam Advisory Company, Inc., a Massachusetts corporation ("Subadvisor").

                                   WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Growth and Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of the Portfolio's assets, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI").

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised.

     Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the

Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor represents and warrants that it is duly registered as an investment advisor under the Investment Advisers Act of 1940, and that it will remain so throughout the term of this Agreement. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest; provided, however, that Diversified shall not be required to indemnify Subadvisor for any such liability, damages, or expenses arising out of Subadvisor's negligence, bad faith, malfeasance, or disregard of its duties under this Agreement.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. The Subadvisor represents to Diversified that during the first two years of this Agreement the Subadvisor will not enter into any new subadvisory agreements with a manager unaffiliated with the Subadvisor to manage any commingled fund(s) of the same investment discipline and which the Subadvisor believes is primarily intended for companies in Diversified's target market. (See Schedule C.) At the end of two years, this exclusive management provision may be continued if both parties to this Agreement agree in writing to do so. This exclusivity provision also ends if either party to the Agreement terminates the Agreement.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 60 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                          Diversified Investment Advisors, Inc.


                          By:/s/John J. Hughes


                          Putnam Advisory Company, Inc.


                          By:/s/Thomas J. Lucey

                                   SCHEDULE A



                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of ________________, 1993 by and between the Growth & Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement


                                   WITNESSETH:


     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

          (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

          (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

          (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

          (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

          (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

          (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v)     maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .60% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                        Diversified Investment Advisors
                               Growth & Income Portfolio


                               By:



Attest:                        Diversified   Investment   Advisors, Inc.


                               By:

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.


                                  FEE SCHEDULE


                   .30% of initial $100 million of net assets
                  .20% of net assets in excess of $100 million


Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

                                   SCHEDULE C


Target market for 401(a) plans is those plans with assets between $1 and $50 million.

For 403(b) plans, the target market is those plans that have an employee base between 300 - 2000 lives, and with assets between $1 and $15 million.

                                                                       EXHIBIT B


          OTHER INVESTMENT COMPANIES FOR WHICH PUTNAM ADVISORY COMPANY,
                   INC. IS AN INVESTMENT ADVISER OR SUBADVISER


                                                       FEE RATE
                          NET ASSETS AS                (AS A % OF AVERAGE
INVESTMENT COMPANY        OF DECEMBER 31, 1995         DAILY NET ASSETS)

Putnam Investors Fund     $1.09 Billion                    0.61%

Putnam Growth & Income    $14.36 Billion                   0.47%

Putnam Growth & Income 2  $541 Million                     0.65%

PROXY CARD                                                            PROXY CARD

                            GROWTH & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                          A PROXY FOR A SPECIAL MEETING
                       OF HOLDERS OF BENEFICIAL INTERESTS
                            TO BE HELD MARCH 8, 1996


     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interests in the Growth & Income Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Holders of Beneficial Interests of the Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on March 8, 1996, at 11:00 a.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To consider and vote on approval of a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Putnam Investment Company, Inc.

     ______FOR                   ______AGAINST        ______ABSTAIN

THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Date:_______________
                          -----------------------------------
                               Signature


                          -----------------------------------
                               Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.